SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 18, 2000


                           KMC TELECOM HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                   333-50475         22-3545325
          (State or Other            (Commission       (I.R.S. Employer
          Jurisdiction               File Number)      Identification No.)
          of Incorporation)

                           KMC Telecom Holdings, Inc.
                            1545 Route 206, Suite 300
                          Bedminster, New Jersey 07921
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 908-470-2100


                         Exhibit List Appears on Page 4

ITEM 5.    OTHER EVENTS.

           KMC Telecom Holdings, Inc. (the "Registrant") wishes to report certain information with respect to its resolution of a dispute with BellSouth Corporation with respect to the Registrant's entitlement to reciprocal compensation. The Registrant's press release announcing the resolution, dated May 18, 2000, is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)      Financial Statements of Businesses Acquired.

                    Not Applicable

           (b)      Pro Forma Financial Information.

                    Not Applicable

           (c)      Exhibits.

                    The following exhibits are filed with this Report.

                    EXHIBIT NO.             DESCRIPTION

                    99.1                    Press Release, dated May 18, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   KMC TELECOM HOLDINGS, INC.



Date: May 18, 2000                 By: /S/ ROBERT F. HAGAN
                                       -----------------------------------------
                                       Name:     Robert F. Hagan
                                       Title:    Senior Vice President Finance

                                  EXHIBIT LIST




                   EXHIBIT NO.                         DESCRIPTION

                     99.1                   Press Release, dated May 18, 2000